UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 18, 2004

UNITED NATIONAL GROUP, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	000-50511	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

WALKER HOUSE, 87 MARY STREET
P.O. BOX 908GT
GEORGE TOWN, GRAND CAYMAN
CAYMAN ISLANDS
(Address of principal executive offices)

Registrant’s telephone number, including area code: (345) 949-0100

Not Applicable
(Former name or former address, if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 18, 2004, United National Group, Ltd. issued a press release announcing its financial results for its fourth quarter and fiscal year ended December 31, 2003, the text of which is furnished herewith as Exhibit 99.1, and is incorporated by reference into this Item 12 as if fully set forth herein.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATIONAL GROUP, LTD. (Registrant)

Dated: February 18, 2004	By:	/s/ David R. Bradley
Name: David R. Bradley
Title: Chief Executive Officer

EXHIBIT INDEX

No.	Description

99.1	Press release issued February 18, 2004.

2